UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2008
VERAZ NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33391 (Commission File Number)	94-3409691 (I.R.S. Employer Identification No.)
926 Rock Avenue, Suite 20
San Jose, California 95131
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 750-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On October 1, 2008 (the “Separation Date”), Amit Chawla entered into a Transition and Separation Agreement (the “Separation Agreement”) with Veraz Networks, Inc. (“Veraz” or the “Company”), whereby Mr. Chawla formally resigned as Executive Vice President Global Business Units of Veraz, effective as of the Separation Date. Mr. Chawla informed Veraz that he was resigning from the Company to pursue other business opportunities. Pursuant to the Separation Agreement, if Mr. Chawla allows the release contained in the Separation Agreement to become effective in accordance with its terms, he will be entitled to certain benefits, including: (i) severance in an aggregate amount equal to six (6) months of Mr. Chawla’s then current base salary, subject to withholdings and deductions, payable in accordance with Veraz’s standard payroll practices, (ii) health, dental and vision benefits for a period of up to six (6) months commencing on the Separation Date and on the same coverage terms as provided to Mr. Chawla as of the Separation Date, and (iii) acceleration on Mr. Chawla’s outstanding equity awards as to the number of shares subject to each such award that would have vested in the ordinary course over the six (6) months following the Separation Date. The foregoing summary of the Separation Agreement is qualified in its entirety by the Separation Agreement itself, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
     On October 1, 2008, Amit Chawla entered into the Separation Agreement with Veraz, whereby Mr. Chawla formally resigned as Executive Vice President Global Business Units of Veraz, effective as of the Separation Date. Mr. Chawla informed Veraz that he was resigning from the Company to pursue other business opportunities. Mr. Chawla’s Employment Agreement, dated as of November 20, 2001 (the “Employment Agreement”), terminated pursuant to its terms, effective as of the Separation Date. The Employment Agreement was previously filed with the Securities and Exchange Commission as Exhibit 10.20 to Veraz’s Registration Statement on Form S-1, filed on October 20, 2006, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 1, 2008, Amit Chawla entered into the Separation Agreement with Veraz, whereby Mr. Chawla formally resigned as Executive Vice President Global Business Units of Veraz, effective as of the Separation Date. Mr. Chawla informed Veraz that he was resigning from the Company to pursue other business opportunities.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	Transition and Separation Agreement, dated October 1, 2008, between Amit Chawla and Veraz Networks, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veraz Networks, Inc.
Dated: October 3, 2008	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger,
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Transition and Separation Agreement, dated October 1, 2008, between Amit Chawla and Veraz Networks, Inc.